UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           October 7, 2009
                           ---------------

                           Reshoot & Edit
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-52439                        20-5449905
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

          424 Queen Anne Ave. N., Suite #400, Seattle, WA  98109
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (206) 612-6370
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

              10685 Oak Crest Avenue, Las Vegas, Nevada  89144
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

On October 7th, 2009, Reshoot & Edit (the "Registrant") agreed to issue 3,710,000 shares of its unregistered common stock to J'Amy Owens. J'Amy Owens paid $37,100.00 for these shares, and the funds have already been received into an attorney's client trust account.

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. The shares of common stock issued will contain a legends restricting transferability absent registration or applicable exemption.


Item 5.01.  Changes in Control of Registrant.

Concurrently with the purchase and issuance of these shares, Ms. Dana Washington, the founder of the Company, resigned as an officer and director of the Registrant.

Prior to her resignation, the board added J'Amy Owens as a director of the Registrant. The board appointed J'Amy Owens as President, interim Secretary and Treasurer.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:


Name                      Age               Position
-------------             ---               --------------------------------
J'Amy Owens               48                Chairman, President, & Secretary
----------------------------------------------------------------------------


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


Biography of J'Amy Owens
------------------------

2009-Present    Bill the Butcher. Chief Executive Officer.  J'Amy Owens was
                integral in the development, design and launch of the first
                Bill the Butcher Shop in August, 2009. She is responsible for directing all aspects of strategy, growth, and operations including branding, design, capitalization, finance, real estate and marketing.

2000-Present    J'Amy Owens Group.  CEO.  A comprehensive full service retail branding and management consultancy, which provides turnkey business incubation for consumer brand and retailers, with a specialization in startups and turnarounds.

2007-Present    Rollercoaster Cuts.  Co-founder, co-owner.   A children's
                multimedia haircutting, clothing and toy concept in one, in a partnership with Six Flags. Owens was responsible for developing the business plan, concept and financial performance, as well as was instrumental in closing capital and then designing all aspects of the business and overseeing the development and opening of the first two stores in West
                Hartford, Connecticut and the King of Prussia Mall.

1986-2000       The Retail Group.  Founded the Retail Group and grew it to a 65 person strategic retail planning company which was responsible for the development of over 400 consumer business and retail models while directing $500 million in annual spending.

1998-2000       Laptop Lane Ltd.  Co-Founder. A virtual on-site office centers
                within the terminals of major U.S. airports.   Sold business
                for $45.7 million after aggressively growing Laptop Lane to 13 locations in less than two years.

1997-1999       Ravenna Gardens.   Founder. Upscale gardening center catering
                to the gardens of urban dwellers. Ms. Owens founded the chain with a partner and grew the chain regionally to eight stores, to an over $4 million dollar enterprise, before selling her interest to an outside investor.

EDUCATION
Punahou Preparatory Academy Graduate, 1979
Loyola Marymount, 1979 - 1980


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


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SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on October 7th, 2009 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after October 7th, 2009 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Reshoot & Edit common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

                                          AMOUNT AND
                                          NATURE OF
TITLE OF    NAME OF BENEFICIAL            BENEFICIAL         PERCENT OF
CLASS       OWNER AND POSITION            OWNERSHIP          CLASS(1)
-----------------------------------------------------------------------------
Common      J'Amy Owens (3)               3,710,000             65%         %
            Chairman/President
-----------------------------------------------------------------------------
DIRECTORS AND OFFICERS AS A GROUP
                     (1 person)           3,710,000             65%

(1) Percent of Class based on 5,710,000 shares (after cancellation of 7,200,000 shares and issuance of 3,710,000 common shares).
(2)  J'Amy Owens., 424 Queen Anne Ave. N., # 400, Seattle, WA 98109
-----------------------------------------------------------------------------




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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 7th, 2009, the Registrant accepted the resignation of Dana Washington as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancy with the nomination and acceptance of J'Amy Owens, effective October 7th, 2009. The new board member will hold office for the unexpired term of her predecessor(s) and/or until her successor(s) are elected and qualified. Further, the board appointed J'Amy Owens, as President of the Registrant.



Item 8.01  - Other Events

With the filing of this Current Report on Form 8-K, Reshoot & Edit reached a mutually agreeable understanding with its founder Dana Washington, and its largest shareholder Ed DeStefano, to return their aggregate 7,200,000 restricted shares of common stock to the corporate treasury for cancellation. Such share certificates representing 7,200,000 common shares will be canceled by the Company's transfer agent on or before October 7th, 2009.

The Corporation's mailing address and business address have been changed from 10685 Oak Crest Avenue, Las Vegas, Nevada 89144 to 424 Queen Anne Ave. N., Suite 400, Seattle, WA 98109, effective October 7th, 2009.





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Reshoot & Edit
                                   ---------------------------
                                           Registrant

                                By: /s/ J'Amy Owens
                                ------------------------------------
                                Name:   J'Amy Owens
                                Title:  Director/President


Dated:  October 7th, 2009



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